Microsoft Word 10.0.2627;SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


             DATE OF EARLIEST REPORTED EVENT - FIRST QUARTER - 2001



                             TAMBORIL CIGAR COMPANY
               (Exact name of Issuer as specified in its charter)




              Delaware                   000-22573            65-0774638
   (State or other jurisdiction of      (Commission          (IRS Employer
   incorporation or organization)      File Number)     Identification Number)


                        1407 North Fort Harrison, Suite F
                            Clearwater, Florida 33755
                (Address of Issuer's principal executive offices)


                                 (727) 469-8691
                (Issuer's telephone number, including area code)


                                 (727) 469-8603
                (Issuer's facsimile number, including area code)

          (Former name or former address, if changed since last report)

ITEM 1.
CHANGES IN CONTROL OF THE ISSUER

       Not Applicable

Item 2.
ACQUISITION OF ASSETS.

       Not Applicable

Item 3.
BANKRUPTCY OR RECEIVERSHIP.

       Not Applicable

Item 4.
CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

       In the first quarter of 2001, our sole director, Mr. Goldberg, decided that it would be imprudent for him to assume sole responsibility for our company's Annual Report on Form 10-KSB for the years ended December 31, 1998 and 1999. This decision was based on the fact that Mr. Goldberg had no involvement in our affairs until he was elected to our board of directors in December 1998. Accordingly, our Annual Report on Form 10-KSB was not filed. Concurrently, our sole director, Mr. Goldberg, decided that since we did not have sufficient resources to pay the costs and expenses associated with an audit of our financial statements for the year ended December 31, 2000, it would be imprudent to maintain our company's relationship with of Daszkal Bolton Manela Devlin & Co. Our sole director's decision to forego an audit of our financial statements for the year ended December 31, 2001 was the functional equivalent of an affirmative decision to dismiss the auditors. Daszkal Bolton Manela Devlin & Co. has not served as our auditor at any time during the two most recent fiscal years or any subsequent period.

       The report of Daszkal Bolton Manela Devlin & Co. on our 1998 and 1999 financial statements did not contain an adverse opinion or disclaimer of opinion. The report was, however, contained a fourth explanatory paragraph to reflect the going concern issues occasioned by our pending bankruptcy proceeding. After due inquiry, our board is not aware of any disagreements between our company and the firm of Daszkal Bolton Manela Devlin & Co. during the years ended December 31, 1998 and 1999 or any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountants satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report.

       We have provided a copy of this Current Report on Form 8-K to Daszkal Bolton Manela Devlin & Co. and asked them to furnish a letter addressed to the Commission stating whether or not they agrees with the above statements, and if not, the respects in which they do not agree. A copy of the response letter provided by Daszkal Bolton Manela Devlin & Co. is attached as an exhibit to this report.

       On February 27, 2003, our Board of Directors voted to retain the firm of Want & Ender, CPA, PC, Certified Public Accountants, to audit our financial statements for the years ended December 31, 2000, 2001 and 2002, and to serve as our auditor in the future.

       We have asked the firm of the firm of Want & Ender, CPA, PC, Certified Public Accountants to review this Current Report on Form 8-K before filing it with the Commission and that firm has not furnished us with a letter addressed to the Commission containing any new information, any clarification of our expression of our views, or any disagreement with the statements included in this Current Report.

Item 5.
OTHER EVENTS

       Not Applicable

Item 6.
RESIGNATIONS OF DIRECTORS.

       Not Applicable

ITEM 7.
FINANCIAL STATEMENTS AND EXHIBITS

(a)    Financial statements of business acquired.

       Not Applicable

(b)    Pro forma financial information.

       Not Applicable

 (c)   Exhibits.

     16.1     Letter from Daszkal Bolton Manela Devlin & Co.
              Re: Change in Certifying Accountant

Item 8.
CHANGE IN FISCAL YEAR.

Not applicable.


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, TAMBORIL CIGAR COMPANY has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TAMBORIL CIGAR COMPANY
April 17, 2003



By:                     /s/
   -----------------------------------------
    Sally A. Fonner, President